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                                                                     Exhibit 1.3

                ACCEPTANCE FORM FOR SELLING MFC DEVELOPMENT CORP.
                                  COMMON STOCK

                  RETURN THIS COMPLETED FROM BY JANUARY 8, 2003
                   WITH YOUR STOCK CERTIFICATE(S) OR COMPLETED
                    AFFIRMATION FOR LOST STOCK CERTIFICATE(S)

                            TO: MFC DEVELOPMENT CORP.
               271 NORTH AVENUE, 5TH FLOOR, NEW ROCHELLE, NY 10801







                  I, the undersigned, owning 99 or fewer shares of Common Stock of MFC Development Corp. ("MFC") and having full authority over such shares, do hereby authorize the sale of such Common Stock to MFC. I understand and agree to the terms of the Program described in the letter dated November 27, 2002 and I remove any previous stops on my certificate(s).

My daytime telephone number is (       )                                 .
                               -------------------------------------------

                  W-9: By signing this form, I certify that the following Tax Identification Number is accurate and that I am not subject to backup withholding.

PLEASE SIGN BELOW:

                                        X
                                        -------------------------------------
                                            Signature of Owner

                                        -------------------------------------
                                            Tax Identification Number

                                        X
                                        -------------------------------------
                                            Signature of Co-Owner, If Any

                                        -------------------------------------

                                             Tax Identification Number

            ***NOTICE FOR HOLDERS WHO HAVE LOST THEIR CERTIFICATES***
         If you have lost the certificate(s) for your shares, please sign the affirmation enclosed.

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